2. Description of Business and Significant Accounting Policies: Income Taxes (Policies)	9 Months Ended
Mar. 31, 2014
Policies
Income Taxes

Income Taxes - The Company uses the asset and liability method in accounting for income taxes.  Deferred taxes are recognized for temporary differences between the basis of assets and liabilities for financial statement and income tax purposes.  The temporary differences relate primarily to net operating loss carry-forwards and deferred compensation charges.  A valuation allowance is recorded for deferred tax assets when it is more likely than not that some or all of the deferred tax assets will not be realized through future operations.

The income tax accounting process for uncertainty in income taxes prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken, or expected to be taken, in a tax return. A company must determine whether it is "more-likely-than-not" that a tax position will be sustained upon examination, including resolution of any related appeals or litigation procedures, based on the technical merits of the position.  Once it is determined that a position meets the “more-likely-than-not” recognition threshold, the position is measured to determine the amount of benefit to recognize in the financial statements. Management's review of the Company’s possible tax positions at March 31, 2014, and June 30, 2013, did not result in any positions requiring disclosure.  Should the Company need to record interest and/or penalties related to uncertain tax positions, or other tax authority assessments, it would classify such expenses as part of the income tax provision.

The Company’s income tax returns for the years ending June 30, 2011, 2012 and 2013 are subject to examination by the IRS and related states, generally for three years after filed.